Exhibit A

JOINT FILING AGREEMENT

Pursuant to Rule 13(d)-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, each of the undersigned acknowledges and agrees that the foregoing statement on Schedule 13D is filed on behalf of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of the undersigned without the necessity of filing additional joint acquisition statements. Each of the undersigned acknowledges that it shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that he or it knows or has reason to believe that such information is inaccurate.

Dated as of November 25, 2024

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have executed this Joint Filing Agreement as of the date first set forth above.

SANDERLING VENTURE PARTNERS VI, L.P.

Dated:	By:	/s/ Timothy C. Mills
11/25/2024	Name:	Timothy C. Mills
	Title:	Managing Director of Middleton, McNeil & Mills Associates VI, L.L.C., its General Partner

SANDERLING VENTURE PARTNERS VI CO-INVESTMENT FUND, L.P.

Dated:	By:	/s/ Timothy C. Mills
11/25/2024	Name:	Timothy C. Mills
	Title:	Managing Director of Middleton, McNeil & Mills Associates VI, L.L.C., its General Partner

SANDERLING VENTURES VII (CANADA), L.P.

Dated:	By:	/s/ D. Michael Dixon
11/25/2024	Name:	D. Michael Dixon
	Title:	President of Sanderling Ventures VII (Canada) GP Inc., General Partner of Sanderling Ventures VII (Canada) G.P., L.P., its General Partner

SANDERLING VENTURES VII, L.P.

Dated:	By:	/s/ Timothy C. Mills
11/25/2024	Name:	Timothy C. Mills
	Title:	Managing Director of M4 Partners VII, LLC, its General Partner

SANDERLING VENTURES VII ANNEX FUND, L.P.

Dated:	By:	/s/ Timothy C. Mills
11/25/2024	Name:	Timothy C. Mills
	Title:	Managing Director of M4 Partners VII Annex, LLC, its General Partner

SANDERLING VENTURES MANAGEMENT VI

Dated:	By:	/s/ Fred Middleton
11/23/2024	Name:	Fred Middleton
	Title:	Owner

SANDERLING VENTURES MANAGEMENT VII

Dated:	By:	/s/ Fred Middleton
11/23/2024	Name:	Fred Middleton
	Title:	Owner

SANDERLING VI BETEILIGUNGS GMBH & CO KG

Dated:	By:	/s/ Timothy C. Mills
11/25/2024	Name:	Timothy C. Mills
	Title:	Managing Director of Middleton, McNeil & Mills Associates VI, L.L.C., its Managing Limited Partner

SANDERLING VI LIMITED PARTNERSHIP

Dated:	By:	/s/ Timothy C. Mills
11/25/2024	Name:	Timothy C. Mills
	Title:	Managing Director of Middleton, McNeil & Mills Associates VI, L.L.C., its Investment General Partner

FRED A. MIDDLETON:

Dated: 11/23/2024	/s/ Fred A. Middleton

TIMOTHY C. MILLS:

Dated: 11/25/2024	/s/ Timothy C. Mills